Eagle Bulk Shipping Inc.

1Q 2007 Results Presentation

8 May 2007

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Forward Looking Statements

This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc.
cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-
looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements and charter contracts on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Agenda

First Quarter 2007 Highlights

The Fleet

Industry View

Financial Overview

Conclusion

1Q 2007 Highlights

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

1Q 2007 Highlights

1Q Gross Time Charter Revenues of $29.5 million

Net Income of $8.5 million includes non-dilutive, non-cash
compensation charge of $3.2 million

Excluding the non-cash compensation charge, Adjusted
Net Income was $11.7 million or $0.31 per share

EBITDA1 of $21.8 million

Declared and paid 1Q Cash Earnings Dividend of $0.50 per
share

Acquired three Supramax vessels for $138.7 million

Sold our oldest and smallest vessel for gain of $0.9 million

Expanded newbuilding program to four Supramax vessels

Raised $110 million in equity

1 EBITDA, as defined by our credit agreement, is Net Income plus Interest Expense, Depreciation and
Amortization, and Exceptional Items.

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Purchased three modern Supramaxes for $138.7 million:

On April 24, 2007, Shrike,  a 53,343 dwt Supramax vessel built in 2003, delivered and commenced a two-year charter at a daily rate of $24,600.

Skua, a 53,350 dwt Supramax vessel built in 2003, expected to be delivered in June 2007 and enter into a two-year charter at a daily rate of
$24,200.

Kittiwake, a 53,146 dwt Supramax vessel built in 2002, expected to be delivered in June 2007 and enter into a one-year charter at a daily rate of
$30,400*.

Accretive transactions funded with a combination of common shares and drawings from our credit facility, maintaining conservative debt structure.

New incremental commitment of $250 million increases liquidity to approximately $460 million to help fund future growth.

New Acquisitions – Executing Our Growth Strategy

Young Supramax Fleet Maintains Quarterly Dividends

* The charter rate may reset at the beginning of each month based on the average time charter rate for the Baltic Supramax Index, but in no case be less than $24,400 per day.

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

In 1Q-07 executed two additional contracts to construct 56,000 dwt
Supramax vessels at IHI Marine United, a pre-eminent Japanese shipyard, at contract price of $33.2 million each

Company now has signed contracts for construction of four 56,000 dwt
Supramax vessels and placed an aggregate of $51 million in deposits

CROWNED EAGLE to be delivered in November 2008

CRESTED EAGLE to be delivered in February 2009

GOLDEN EAGLE to be delivered in January 2010

IMPERIAL EAGLE to be delivered in February 2010

Subsequent to 1Q-07, signed letter of intent for construction of fifth Japanese
56,000 dwt Supramax at a contract price of $33.6 million. Vessel expected to be delivered in April 2009.

Investing for the Future – Capturing Growth

Sister Ships enhance operating efficiencies

The Fleet

Sister Vessels

Vessel	Deadweight (Dwt)	Year Built	Length in meters	Ship's Cargo Gear: Cranes	Ship's Cargo Gear: Grabs
SUPRAMAX CLASS					
Crowned Eagle	56,000	2008	190 m	4 x 30 Tons	4 x 12 m^3
Crested Eagle	56,000	2009	190 m	4 x 30 Tons	4 x 12 m^3
Golden Eagle	56,000	2010	190 m	4 x 30 Tons	4 x 12 m^3
Imperial Eagle	56,000	2010	190 m	4 x 30 Tons	4 x 12 m^3
Shrike	53,343	2003	190 m	4 x 30 Tons	4 x 12 m^3
Skua	53,350	2003	190 m	4 x 30 Tons	4 x 12 m^3
Kittiwake	53,146	2002	190 m	4 x 30 Tons	4 x 12 m^3
Jaeger	52,248	2004	190 m	4 x 30 Tons	4 x 12 m^3
Kestrel I	50,326	2004	190 m	4 x 30 Tons	4 x 12 m^3
Tern	50,200	2003	190 m	4 x 30 Tons	4 x 12 m^3
Condor	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Falcon	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Harrier	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Hawk I	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Merlin	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Osprey I	50,206	2002	190 m	4 x 30 Tons	4 x 8 m^3
Cardinal	55,408	2004	190 m	4 x 30 Tons	4 x 12.5 m^3
Peregrine	50,913	2001	190 m	4 x 30 Tons	4 x 12 m^3
Heron	52,827	2001	190 m	4 x 30 Tons	4 x 12 m^3
HANDYMAX CLASS					
Sparrow	48,225	2000	189 m	4 x 30 Tons	4 x 10 m^3
Kite	47,195	1997	190 m	4 x 30 Tons	4 x 10 m^3
Griffon	46,635	1995	190 m	4 x 30 Tons	4 x 10 m^3

Fleet Total Dwt: 915,399 (excluding Newbuild Vessels, pro forma for transactions)

Average age : 5.5 years (pro forma for transactions, represents Dwt weighted average age)

Newbuildings · *Sister Ships* · *Similar Ships* · *1Q-07 Acquisitons*

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Modern, High Quality Geared Fleet of Supramax Vessels

Eagle Bulk Shipping Inc.
QUALITY - CONSISTENCY - TRANSPARENCY

Eagle Captures Today’s Drybulk Values for Extended Periods

Charter renewals at today’s healthy rates extends high cashflow generation

Period cover extends revenue visibility and predictability and limits spot volatility

Secure Cash Flows Provide Stable Dividends

1     The MERLIN  charter rate is $27,000 per day for first year, $25,000 per day for the second year, and $23,000 for the third year.
For purposes of revenue recognition, the charter is reflected on a straight-line basis at $25,000 per day for 36 to 39 months in accordance with generally accepted accounting principles in the United States.

2     KITTIWAKE will deliver to the charterer at time charter rate of $30,400 per day for 11 to 13 months. The charter rate may reset at the beginning of each month based on the average time charter rate for the Baltic Supramax Index, but in no case be less than $24,400 per day.

Vessel

Charter

Commences

Charter Period

Charter Rate

Merlin

Oct - Dec

2007

36 - 39 months

$25,000 per day

1

Heron

Dec 2007 -

Feb 2008

36 - 39 months

$26,375 per day

Shrike

Apr 2007

24 - 27 months

$24,600 per day

Skua

Jun-07

23 - 25 months

$24,200 per day

Kittiwake

Jun-07

11 - 13 months

$30,400 per day

2

Supramax
Handymax
SHRIKE
SKUA
KITTIWAKE *
JAEGER *
TERN **
KESTREL I **
CONDOR
FALCON
HARRIER
HAWK I
MERLIN
OSPREY I **
CARDINAL
HERON
PEREGRINE
SPARROW *
GRIFFON
KITE
$24,600
$24,200
$30,400
$27,500
$19,000
$18,750
$20,500
$20,950
$24,000
$22,000
$25,000
$21,000
$28,000
$26,375
$20,500
$24,000
$20,075
$21,000
2007
2008
100% Days Cover
66% Days Cover**
Daily
Charter Rates

Basis earliest redelivery

* Charters with profit-sharing component.

** Excluding charter options

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Time Charter Contracts Provide Stable and Visible Cashflows

Contracted gross revenues in excess of $300 million** at attractive rates

Renewal Rates

Industry View

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Drybulk Demand Easily Absorbing Supply

China’s 1Q-07 GDP growth at 11%

India to invest $500 billion in infrastructure and
manufacturing over the next 3 years

Persian Gulf states investing $100 billion for
infrastructure

1Q-07 trade volume growth up 6.3%

1Q-07 ton-mile growth up

India diverts iron ore production to
internal needs – increasing long haul
supply from Brazil and Australia

Shift in trade patterns towards BRIC
countries (Brazil, Russia, India, China)
increases ton-mile demand

Chinese coastal trade, an unreported shipping
statistic, now a major factor

Source: IMF, Financial Times

Lead Demand Indicator

1Q-07 Chinese steel output
up 22% year-on-year

1Q-07 Chinese iron ore
imports up 24%

Chinese grain stocks down
over 150m tons to 70m
tons since 2000 – more
long haul grain trades

Drybulk fleet cannot keep
pace with demand

Coal
26%
Iron Ore
27%
Grains
11%
Minor Bulks
36%

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

New Supramax Asset Class Services Growing Global Needs

Approximately 60% of Chinese berths cannot
handle Panamax or Capesize vessels*

Approximately 25% of Chinese berths require
vessels with cargo gear * – a constraint only
satisfied by sub-Panamax sector vessels

Vessel Gear increases flexibility and broadens customer base

Source:  * J.E.Hyde

Exports of cement and steel out of China
expected to maintain healthy growth rates in
excess of 20%.

New mining capacities in Australia and Brazil
to increase iron ore output by 70-80 million
tons per annum.

Reduced Indian ore exports increases ton
miles as China increases imports from Brazil.

Protected Market

850m ton sub-Panamax market

Handymax/Supramax

Panamax

Capesize

	IRON ORE	COAL	GRAINS	OTHER ORES	CEMENT	COKE	STEELS	SCRAP IRON	AGGREGATES	MISC.
In m tons	166,716	335,906	256,003	384,217	125,700	131,930	116,199	39,060	10,000	314,916
Cardinal		✔		✔						
Condor		✔	✔							✔
Falcon	✔			✔	✔					
Griffon				✔						✔
Harrier	✔			✔						
Hawk I	✔			✔	✔					
Heron	✔				✔	✔			✔	✔
Kite						✔	✔			
Merlin		✔	✔			✔				✔
Osprey I		✔		✔						
Peregrine			✔				✔			
Shikra								✔		
Sparrow				✔						✔
Kestrel I			✔							✔
Tern			✔				✔			
Jaeger		✔								✔

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Charterers Attracted by Versatility of Supramax Vessels

MISC. cargoes include Phosrock, Sugar, HBI, and Concentrates

28% of Eagle’s 1Q-07 Cargoes were “Capesize and Panamax cargoes”

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Drybulk supply position :

Lowest supply as a
percentage of existing fleet

Lowest orderbook supply in
million dwt

Supply as % of fleet :

              as of                                        1 April 07

  Drybulk :                      30%

  Tankers :                     40%

  Containers:             48%

World Vessel Supply 2007-2009

Source: Clarksons as of April 2007                     Deliveries

Drybulk Sector – Best Market to be in the Next 3 Years

33.82

27.00

1.49

22.10

36.70

1.53

1.44

54.02

28.39

Drybulk

(m dwt)

Tankers

(m dwt)

Containers

(m teu)

2007      2008      2009

6.32

0.27

2007      2008     2009

2007      2008      2009

3.6

Fleet DWT (Million Tons)
Eagle's focus
720 Vsls
25.5

Fleet Age and Orderbook (dwt)

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

15 of the 18 vessels in the
Company’s on-the-water fleet are
Supramaxes

Smallest segment of the drybulk
market provides opportunities

Aging Handymax Fleet

Source:    Clarksons as of April 2007

Aging Handymax fleet — 33% of
capacity > 20 years old

Negligible scrapping since 2003
could see surge of ships removed
from market in 2009-11

Orderbook and Fleet Age

World Dry Bulk Fleet

33%

23%

18%

29%

24%

43%

0%

4%

8%

12%

16%

20%

24%

28%

32%

36%

40%

44%

Handymax

Panamax

Capesize

% of Fleet > 20 years

Orderbook as % of Fleet

Financial Overview

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

High Utilization Rate = Maximum Revenue

Revenue Growth

99.1%

99.4%

Fleet Utilization

1,116

1,387

Operating Days

1,126

1,395

Available Days

44

12*

   Less: Drydock Days

1,170

1,407

Ownership Days

1Q-06

1Q-07

* Includes time spent positioning the SHIKRA for sale.

2007(E) - Pro forms for acquisitions

Net revenues based on a pro forma 2007 fleet charter cover
of 100% and assuming earliest charter redelivery rates.

Net revenues include billed time charter revenues, deductions for brokerage commissions and amortization of net prepaid
and deferred charter revenue. Please refer to our financial
statements for a definition of Ownership days, Available days,
Operating days, and Fleet  Utilization.

-

2005

2006

2007 (E)

$ m

Net Revenues

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

1st Quarter Earnings

($000's)

REVENUES

Net Time Charter Revenues

27,989

24,727

Less : Amortization of Prepaid and Deferred Revenue

1,080

937

Net Revenues

26,909

23,790

EXPENSES

Vessel Expenses

6,246

4,705

Depreciation and Amortization

5,791

4,820

General & Administrative Expenses

1,644

985

Non-cash Compensation Expense

3,259

753

Gain on Sale of Vessel

(873)

-

Total Expenses

16,067

11,263

OPERATING INCOME

10,842

12,527

Interest Expense

3,152

2,066

Interest Income

(798)

(332)

NET INCOME

$8,488

$10,793

Basic and Diluted Income per Common Share

$0.23

$0.33

Weighted Average Shares Outstanding

37,450,578

33,150,000

Diluted Shares Outstanding

37,453,796

33,150,106

Adjusted Net Income

(non-GAAP measure)

:

Net Income

$8,488

$10,793

Add : Non-cash Compensation Expense

3,259

     Adjusted Net Income :

$11,747

$11,546

Basic and Diluted Adjusted Net Income per Common Share

$0.31

$0.35

Mar. 31, 2007

Mar. 31, 2006

Three-months ended

$438
$1,942
$3,797
$840
$290
Dry-Dock
Vessel Expenses
Technical Mgt Fees
G&A
Cash Interest (net)

Eagle Bulk Shipping Inc.
QUALITY - CONSISTENCY - TRANSPARENCY

Daily cash breakeven cost of $7,307 per day per vessel (2007E)

No principal repayments until 2012

Low Breakeven Cost Strategy

The Company is anticipating higher crewing costs and higher costs for oil based supplies including lubes and paints. The
Company is also making allowance for constraints in yard drydocking capacity which has driven up drydocking costs.

BALANCE SHEET DATA (in $ 000's)	Mar. 31, 2007 (unaudited)	Transactions [1]	Pro forma Mar. 31, 2007
Cash	$118,995	(92,556)	$26,439
Other Current Assets	4,531	-	4,531
Advances for Vessels	23,476	(23,476)	-
Vessels, net	485,487	138,736	624,223
Advances for Vessel Construction [2]	51,014	12,838	63,852
Restricted Cash	6,125	1,200	7,325
Other Assets	5,738	-	5,738
TOTAL ASSETS	695,366		732,108
Current Liabilities	8,553	-	8,553
Long-term Debt	265,625	36,742	302,367
Stockholders' Equity	421,144	-	421,144
Book Capitalization			723,511
Net Debt [3] / Capitalization			40.0%
Liquidity [4]			460,540

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Strong Balance Sheet

1 Purchase of Shrike, Skua and Kittiwake, and deposit for the 5th Newbuild vessel.

2 Newbuild Costs to be Capitalized eliminating any impact on current cash flows.

3 Net Debt is pro forma after taking into effect 1Q-07 Dividend payment of $20.85 million.

4 Liquidity includes amounts available under the newly enhanced credit commitment

Quarterly Dividend Cash Flow Maintained

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

$500m existing Revolving Credit Facility

$250m Incremental Commitment

Interest only until 2012

* Thereafter semi-annual reduction in availability to Balloon

Ample Liquidity for Growth

22

$750 million Commitment at Favorable Terms

Commitment Amount

$750 million

Maturity

July 2016

Interest Only until (at least)

July 2012

Interest Margin

Libor + 75/85

basis points

Commitment Fees on

undrawn revolver

25 basis points

Availabilty in full until *

July 2012

Balloon (fully drawn)

$405 million

Conclusion

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Poised for Growth

High Dividends

Operate a modern, homogeneous
Supramax fleet

Stable and visible cashflows from
1 to 3 year time charters

100% of 2007 fleet days1 covered
by fixed contracts

Low cash breakeven of $7,307
per day

Strong balance sheet with Net
Debt to Capital of 40%

No debt amortization until 2012

Accretive acquisition strategy

  1  Pro forma for acquisition

Full cash payout dividend policy

Declared Dividends of $125.6 million or

$3.63 per share to shareholders

since September 2005

Demonstrates Strong Yield

Conclusion - Accretive Growth Strategy

Eagle Bulk – a solid, clear, focused investment story

Dividend Reinvestment Plan in effect

Appendix

Eagle Bulk Shipping Inc. QUALITY - CONSISTENCY - TRANSPARENCY

Reconciliation of Net Income to EBITDA*

* EBITDA is as defined by the Company’s Credit Agreements. EBITDA represents operating earnings before extraordinary items, depreciation and amortization, interest expense, and income taxes, if any. EBITDA is included because it is used by certain investors to measure a company's financial performance. EBITDA is not an item recognized by GAAP and should not be considered a substitute for net income, cash flow from operating activities and other operations or cash flow statement data prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. EBITDA is presented to provide additional information with respect to the
Company’s ability to satisfy its obligations including debt service, capital expenditures, and working capital requirements. While EBITDA is frequently used as a measure of operating results and the ability to meet debt service requirements, the definition of EBITDA used here may not be comparable to that used by other companies due to differences in methods of calculation. The Company’s revolving credit facility permits it to pay dividends in amounts up to its earnings before extraordinary or exceptional items, interest, taxes, depreciation and amortization (Credit
Agreement EBITDA), less the aggregate amount of interest incurred and net amounts payable under interest rate hedging agreements during the relevant period and an agreed upon reserve for dry-docking, provided that there is not a default or breach of loan covenant under the credit facility and the payment of the dividends would not result in a default or breach of a loan covenant. Therefore, the Company believes that this non-GAAP measure is important for its investors as it reflects its ability to pay dividends.

26

Reconciliation of Net Income to Credit Agreement EBITDA

(in $ 000's, rounded)

Net Income

8,488

$

10,793

$

Interest Expense

3,152

2,066

Depreciation and Amortization

5,791

4,820

Amortization of Pre-paid Revenue

1,080

EBITDA

18,511

18,615

Adjustments for exceptional items

Non-cash Compensation Expense

3,259

753

     Credit Agreement EBITDA

21,770

$

19,368

$

Mar. 31, 2007

Mar. 31, 2006

Three-months ended

Eagle Bulk Shipping Inc.